                                                                  Execution Copy

                                    Amendment No. 5 dated as of March 15, 2002
                           (this "Amendment"), to the Receivables Transfer
                           Agreement referred to below among MTSPC, INC., (the
                           "Transferor"), METALDYNE CORPORATION (f/k/a)
                           MascoTech, Inc.) (the "Parent"), individually, as
                           Collection Agent and as Guarantor, PARK AVENUE
                           RECEIVABLES CORPORATION ("PARCO"), and EIFFE FUNDING
                           LLC ("EIFFEL") (collectively, the "CP Conduit
                           Purchasers"), JPMORAGAN CHASE BANK (f/k/a The Chase
                           Manhattan Bank), as Committed Purchaser and Funding
                           Agent for PARCO ("Chase"), CDC FINANCIAL PRODUCTS
                           INC., as Committed Purchaser and Funding Agent for
                           Eiffel ("CDC") (collectively, the "Committed
                           Purchasers"), and JPMORGAN CHASE BANK, as
                           Administrative Agent.

                  A. The Transferor, the Collection Agent, the Guarantor, PARCO,
Chase and the Administrative Agent have entered into a Receivables Transfer
Agreement dated as of November 28, 2000 (the "Receivables Transfer Agreement").

                  B. The Transferor, the Collection Agent, the Guarantor, PARCO,
Chase, Eiffel, CDC and the Administrative Agent have amended the Receivables
Transfer Agreement as of December 15, 2000 (the "First Amendment"), March 23,
2001 (the "Second Amendment"), June 22, 2001 (the "Third Amendment") and October
18, 2001 (the "Fourth Amendment").

                  C. The Transferor has asked to amend certain terms of the
Receivables Transfer Agreement and the Transferor, the Collection Agent, the
Guarantor, PARCO, Chase, Eiffel, CDC and the Administrative Agent are willing, on the terms and subject to the conditions set forth below, to amend the
Receivables Transfer Agreement as provided herein.

                  D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Receivables Transfer Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Schedule A of the Receivables Transfer Agreement.
(a) The definition of "Receivable" is hereby amended to read in its entirety as follows:

                  "'Receivable' shall mean, the indebtedness owed to a Seller by an Obligor under a Contract and rights of payment and other payment obligations, whether constituting an account, chattel paper, instrument, investment property or general intangible, arising in connection with the sale or lease of merchandise or the rendering of services by the Seller, in its ordinary course of business and includes the right to payment of any Finance Charges and other obligations of such Obligor with respect thereto; provided that any obligation of any Person to pay for tooling or equipment purchased or built by DuPage Die Casting Corporation for the purpose of manufacturing products for such Person, including the right to payment of any interest, sales taxes, finance charges, returned check or late charges and other obligations of such Person with respect thereto shall not constitute a "Receivable". Notwithstanding the foregoing, once a Receivable has been deemed collected pursuant to Section 2.10 of the Receivables Transfer Agreement, it shall no longer constitute a
          Receivable under the Receivables Transfer Agreement."

                  SECTION 2. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  SECTION 3. Expenses. The Transferor shall pay all
out-of-pocket fees and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this
Amendment, including the fees, disbursements and other charges of Cravath,
Swaine & Moore, counsel for the Administrative Agent.

                  SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by fax shall be as effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 5. Headings. Section headings used herein are for
convenience of reference only, are not part of this Amendment and are not to affect the construction of, or be taken into consideration in interpreting, this
Amendment.

                  SECTION 6. Effect of Amendment. Except as specifically amended or modified hereby, the Receivables Transfer Agreement, as previously amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth
Amendment, shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein",
"hereunder", "hereinafter", hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Receivables Transfer
Agreement as amended hereby.

         IN WITHNESS WHEROF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                                   MTSPC, INC., as
                                        Transferor

                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

                                   METALDYNE CORPORATION
                                   (f/k/a MascoTech, Inc.),
                                        individually, as
                                        Collection Agent and as
                                        Guarantor

                                        By
                                           /s/ Karen A. Radtke
                                           -------------------------------------
                                           Name:  Karen A. Radtke
                                           Title: Vice President and Treasurer